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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported)  February 26, 1997
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                         RATIONAL SOFTWARE CORPORATION
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            (Exact name of Registrant as specified in its charter)


           Delaware                        0-12167                         54-1217099
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(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification No.)
incorporation or organization)

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                           2800 San Tomas Expressway
                          Santa Clara, CA 95051-0951
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (408) 496-3600


                                Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On November 12, 1996, Rational Software Corporation, a Delaware corporation
("Rational") and SQA, Inc., a Delaware corporation ("SQA") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") by and among
Rational, Sunshine Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Rational ("Merger Sub") and SQA , providing for, among other things, the merger of Merger Sub with and into SQA, which will be the surviving corporation and will be a wholly owned subsidiary of Rational (the
"Merger"). The Merger was effected on February 26, 1997, pursuant to the Certificate of Merger filed with the Secretary of State of Delaware on that date. Pursuant to the Merger Agreement, each outstanding share of Common Stock, par value $0.01 per share, of SQA (the "SQA Common Stock") was converted into the right to receive 0.86 (the ''Exchange Ratio'') shares of Rational Common
Stock, and each outstanding option or right to purchase SQA Common Stock under the SQA stock option plans, the SQA stock purchase plan or outstanding warrants was assumed by Rational and became an option or right to purchase Rational
Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio.

     The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of SQA were used, prior to the completion of the Merger, for the development, marketing and support of software for the automated quality testing of Windows client/server applications, a use that Rational intends to continue immediately following the Merger.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this report, where indicated.

     (a) Financial statements of business acquired, prepared pursuant to Rule
         3.05 of Regulation S-X are incorporated herein by reference to Rational's Registration Statement on Form S-4 (File No. 333-19669) filed with the Securities and Exchange Commission on January 13, 1997, as amended on January 17, 1997.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X is unavailable as of the date of this filing. Such information will be filed on or before May 12, 1997.

     (c)  Exhibits

           2.1 Agreement and Plan of Reorganization dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, Sunshine Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and SQA, Inc., a Delaware corporation is incorporated herein by reference to Rational's Registration Statement on Form S-4 (File No. 333-
                19669) filed with the Securities and Exchange Commission on January 13, 1997, as amended on January 17, 1997.


           2.2 Certificate of Merger merging Sunshine Acquisition Corp. with and into Target, dated February 26, 1997.

          99.1  Press Release dated February 26, 1997.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RATIONAL SOFTWARE CORPORATION


February 26, 1997              /s/  Robert T. Bond
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                               Robert T. Bond
                               Senior Vice President, Chief Operating Officer,
                               Chief Financial Officer, and Secretary


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